PATCOMM CORPORATION
               Incorporated under the Laws of the State of Nevada


                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                                                          -------------------
                                                          CUSIP
                                                          -------------------

This Certifies That


is the owner of

                 fully paid and non-assessable Common Shares of

                              PATCOMM CORPORATION

transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

     IN WITNESS WHEREOF, the company has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Company to be duly affixed hereto.

     This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

Dated:


------------------------------               --------------------------------
       Secretary                                         President




Countersigned:

CORPORATE STOCK TRANSFER INC.

370 - 17TH Street, Suite 2350, Denver, Colorado 80202


By
   --------------------------------------------------
       Transfer Agent Authorized Signature

                              PATCOMM CORPORATION



                         Corporate Stock Transfer, Inc.
                      Transfer Fee: $12.00 Per Certificate




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN Com                                       UNIF GIFT MIN ACT - ............... Custodian for............
                                                                      (Cust.)                    (Minor)
TEN ENT - as tenants by the entireties                           under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of      Act of.....................................................
          survivorship and not as tenants                                  (State)
         in common

    Additional abbreviations may also be used though not in the above list.

     For value received ................ hereby sell, assign and transfer unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                     --------------------------------------


               Please print or type name and address of assignee


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Date                 19
    ----------------     -------------

SIGNATURE GUARANTEED:                         X
                                                --------------------------------


                                              X
                                                --------------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.